SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                     ------------

                                     FORM 8-K/A

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  August 12, 2003


                            FLORIDA ROCK INDUSTRIES, INC.
--------------------------------------------------------------------------

                (Exact name of registrant as specified in its charter)




     FLORIDA                  1-7159                   59-0573002
 ----------------------        ---------------         ----------

   (State or other         (Commission              (I.R.S. Employer
     jurisdiction           File Number)             Identification No.)
    of incorporation)


155 East 21st Street
Jacksonville, Florida                                  32206
----------------------------------------------         ----------

(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (904) 355-1781


-------------------------------------------------------------------------

    (Former  Name  or Former Address, if Changed Since  Last  Report)

	Preliminary Note: Florida Rock Industries, Inc. files this amendment to the Form 8-K filed on August 27, 2003 to include the financial statements required by Item 7, pursuant to Item 7(a)(4), and the pro forma financial information required by Item 7, pursuant to Item 7(b)(2) and Item 7(a)(4).

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements of Businesses Acquired.

          Lafarge Florida, Inc. Balance Sheet and
related Statement of Operations, Statement of Shareholder's
Equity and Statement of Cash Flows for the year ended December
31, 2002, together with the Report of the Independent Auditors, are filed as Exhibit 99.1 to this Form 8-K/A.

          (b)  Pro Forma Financial Information.

          On August 12,2003, Florida Rock Industries, Inc. (the "Company") purchased from Lafarge North America, Inc. ("Lafarge") all of the capital stock of Lafarge Florida, Inc. ("Lafarge Florida") for $123,950,000 in cash, pursuant to the Stock Purchase Agreement dated July 2, 2003, between the Company and Lafarge. The purchase price is subject to adjustment based on the final working capital of Lafarge.

          The Unaudited Pro Forma Combined Balance Sheet as of June 30, 2003, and related Statements of Income for the year ended September 30, 2002, and the nine months ended June 30, 2003, of the Company and Lafarge Florida illustrate the pro forma effect of the Company's acquisition of Lafarge Florida. The Unaudited Pro Forma Combined Balance Sheet has been prepared as if the acquisition occurred on June 30, 2003, and the Unaudited Pro Forma Combined Statements of Income have been prepared as if the acquisition occurred on October 1, 2001. The Pro Forma Financial Statements are filed as Exhibit 99.2 to this Form 8-K/A.

          The Company has not completed a final determination of the required purchase accounting adjustments. Accordingly, the adjustments made in connection with preparing the Unaudited Pro Forma Combined Financial Statements are preliminary and have been made solely for purposes of preparing the pro forma combined financial information.

          The Pro Forma Financial Statements have been prepared for comparative purposes only. The actual financial position and results of operations of the Company (as combined with Lafarge Florida) may differ significantly from the pro forma amounts reflected. The Pro Forma Financial Statements are not necessarily indicative of actual operating results or the financial position of the Company had the transactions occurred as of the dates indicated above and do not purport to indicate operating results or the financial condition of the Company which may be attained in the future. The pro forma adjustments do not reflect any potential operating efficiencies or cost savings which may be attained by the Company as a result of the acquisition of Lafarge Florida.

          (c)  Exhibits.

          99.1. Lafarge Florida, Inc. Balance Sheet and related Statement of Operations, Statement of Shareholder's Equity and Statement of Cash Flows for the year ended December 31, 2002, together with the Report of the Independent Auditors.

          99.2 Unaudited Pro Forma Combined Balance Sheet as of June 30, 2003, and Unaudited Pro Forma Combined Statements of Income for the year ended September 30, 2002 and the nine months ended June 30, 2003, of Florida Rock Industries, Inc. and Lafarge Florida, Inc.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange  Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.

                                  FLORIDA ROCK INDUSTRIES, INC.


Date:     October 27, 2003        By:  /s/ John D. Milton, Jr.
				     ____________________________
                                     John D. Milton, Jr.
                                     Executive Vice President,
                                     Treasurer and Chief Financial
                                     Officer

                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION

99.1.               Lafarge Florida, Inc. Balance Sheet and related
                    Statement of Operations, Statement of
               	    Shareholder's Equity and Statement of Cash Flows for the year ended December 31, 2002, together with the Report of the Independent Auditors.

99.2                Unaudited Pro Forma Combined Balance Sheet as of
                    June 30, 2003, and Unaudited Pro Forma Combined
                    Statements of Income for the year ended September
                    30, 2002 and the nine months ended June 30, 2003, of Florida Rock Industries, Inc. and Lafarge
                    Florida, Inc.
